UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12
Aviat Networks, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

AVIAT NETWORKS, INC.

2023 Annual Meeting

Vote by November 07, 2023

11:59 PM ET

AVIAT NETWORKS, INC.
200 PARKER DR.
SUITE C100A
AUSTIN, TX 78728

You invested in AVIAT NETWORKS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 08, 2023.**

Get informed before you vote

View the Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 08, 2023
12:30 PM CST

Virtually at:
www.virtualshareholdermeeting.com/AVNW2023

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	John Mutch	For
1b.	Laxmi Akkaraju	For
1c.	Bryan Ingram	For
1d.	Michele Klein	For
1e.	Peter Smith	For
1f.	Bruce Taten	For
2.	Ratification of the appointment by the Audit Committee of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2024.	For
3.	Advisory, non-binding vote to approve the Company's named executive officer compensation.	For
4.	Amendment No. 1 to the Amended and Restated Tax Benefit Preservation Plan dated as of February 28, 2023, by and between the Company and Computershare Inc., as Rights Agent.	For
5.	Amendment to the Company's Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	For
6.	Amend and Restate the Company's Amended and Restated Certificate of Incorporation to make certain additional, non-substantive amendments.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.